UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2007

NORTH PITTSBURGH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-13716 (Commission File Number)	25-1485389 (I.R.S. Employer Identification Number)

4008 Gibsonia Road Gibsonia, Pennsylvania (address of principal executive offices)	15044-9311 (Zip Code)

Registrant’s telephone number, including area code: (724) 443-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act

X	Soliciting material pursuant to Rule 14a–12 under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement

Merger Agreement.  On July 1, 2007, North Pittsburgh Systems, Inc., a Pennsylvania corporation (the “Company”), and Consolidated Communications Holdings, Inc., a Delaware corporation (“Consolidated”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement contemplates that Fort Pitt Acquisition Sub Inc., a Pennsylvania corporation and a wholly-owned subsidiary of Consolidated (“Merger Sub”), will merge with and into the Company (the “Merger”).  As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation and a wholly-owned subsidiary of Consolidated.

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Company common stock (other than shares held in the Company’s treasury or owned by any Company subsidiary, Consolidated, Merger Sub or any other Consolidated subsidiary) will be converted into the right to receive either (i) $25.00 in cash, without interest, or (ii) 1.1061947 shares of Consolidated common stock.  The Company’s shareholders will be entitled to make an election, with respect to each of their Company shares, to receive either cash or Consolidated common stock as described in the preceding sentence, subject to proration so that 80% of the Company’s shares will be converted in the Merger into the right to receive cash and 20% of the Company’s shares will be converted in the Merger into the right to receive Consolidated common stock.  The share exchange ratio is fixed and is not subject to any collars.  The Merger will be a taxable transaction for U.S. federal income tax purposes and, accordingly, shareholders will not receive any portion of the merger consideration on a tax-free basis.

The Merger is not subject to a financing condition and is expected to close either in the fourth quarter of 2007 or first quarter of 2008, subject to certain customary conditions, including approvals from federal and state regulators and the Company’s shareholders.  The Company expects to call a shareholders meeting for Fall 2007, at which the Merger will be submitted to the Company’s shareholders for approval and the Company will hold its 2007 annual meeting for the election of directors and such other matters as may properly come before the meeting.  Approval by Consolidated’s stockholders is not required.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including, among other things, agreeing (i) not to (A) solicit proposals relating to alternative business combination transactions or (B) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with alternative business combination transactions, (ii) to cause a meeting of the Company’s shareholders to be held to consider the approval and adoption of the Merger Agreement, and (iii) subject to certain exceptions, that the Company’s Board of Directors will recommend that the Company’s shareholders vote to approve and adopt the Merger Agreement.  The Company will pay its regular July dividend and expects to pay its regular dividend in October, but has agreed not to pay further dividends.

The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Consolidated a termination fee of $11,250,000 (the “Termination Fee”).  In the event that the Merger Agreement is terminated and the Company is obligated to pay the Termination Fee, the Company will also reimburse Consolidated for its actual and reasonable documented out-of-pocket expenses incurred in connection with the Merger Agreement on or prior to the termination of the Merger Agreement, up to a maximum amount of $1,500,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company or Consolidated or its affiliates.  The Merger Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other.  The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement and that modify, qualify and create exceptions to the representations and warranties contained in the Merger Agreement.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of the Merger Agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they are modified in important part by the underlying disclosure schedules.  The Company’s disclosure schedule contains information that has been included in the Company’s prior public disclosures, as well as non-public information.  Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Rights Agreement Amendment.  Prior to the execution and delivery of the Merger Agreement, the Company and Wells Fargo Bank Minnesota, N.A. (the “Rights Agent”) entered into Amendment No. 1 (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of September 25, 2003 (the “Rights Agreement”) in order to exempt the Merger and related transactions from the Rights Agreement and to provide that the Preferred Stock Purchase Rights issued thereunder will expire immediately prior to the consummation of the Merger.

Among other things, the Rights Agreement Amendment amends the definition of “Acquiring Person” set forth in the Rights Agreement to provide that neither Consolidated, Merger Sub nor any of their respective affiliates or associates shall be, or shall be deemed to be, an Acquiring Person solely by virtue of (w) the execution and delivery of the Merger Agreement or any agreements, arrangements or understandings entered into by Consolidated or Merger Sub contemplated by the Merger Agreement if such agreements, arrangements or understandings are in accordance with the terms and conditions of the Merger Agreement, (x) the announcement of the Merger Agreement or the Merger, (y) the consummation of the Merger or (z) the consummation of the other transactions contemplated by the Merger Agreement upon the terms and conditions of the Merger Agreement.

A copy of the Rights Agreement Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment.

Indemnification Agreements. On July 1, 2007, the Board of Directors approved Indemnification Agreements between the Company and each of its directors and executive officers (each, an “Indemnitee”):

Harry R. Brown	Charles E. Thomas, Jr.
Dr. Charles E. Cole	Kevin J. Albaugh
Frederick J. Crowley	N. William Barthlow
Allen P. Kimble	Frank A. Macefe
Stephen G. Kraskin	Matthew D. Poleski
David E. Nelsen	Albert W. Weigand

Each such Indemnification Agreement provides, among other things, that the Company will indemnify the Indemnitee to the fullest extent permitted by the Pennsylvania Business Corporation Law, including advancement of legal fees and other expenses incurred by the Indemnitee in connection with any legal proceedings arising out the Indemnitee’s service as director and/or officer, subject to certain exclusions and procedures set forth in the Indemnification Agreement.  Each such Indemnification Agreement is identical in all material respects to the form of Indemnification Agreement attached as Exhibit 10.1 hereto, which is incorporated into this Report in its entirety.

Safe Harbor

Any statements other than statements of historical fact, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” "believe," "anticipate," "expect," and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include Consolidated’s ability to complete the acquisition, successfully integrate the Company’s operations and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of Consolidated and the Company, including various risks to shareholders of not receiving dividends and risks to Consolidated’s ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated’s common stock; the substantial amount of debt and Consolidated’s ability to incur additional debt in the future; Consolidated’s need for a significant amount of cash to service and repay the debt and to pay dividends on Consolidated’s common stock; restrictions contained in Consolidated’s debt agreements that limit the discretion of management in operating the business; the ability to refinance the existing debt as necessary; regulatory changes, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated’s possible pursuit of acquisitions; economic conditions in the Consolidated and the Company service areas in Illinois, Texas and Pennsylvania; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated’s network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations.  These and other risks and uncertainties are discussed in more detail in Consolidated’s and the Company’s filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management’s ability to control or predict.  All forward-looking statements attributable to Consolidated, the Company or persons acting on behalf of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this Report and the companies’ filings with the Securities and Exchange Commission.  Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.  Furthermore, forward-looking statements speak only as of the date they are made.  Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement Consolidated and the Company will file with the Securities and Exchange Commission. Investors are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by Consolidated and the Company with the Securities and Exchange Commission will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, Pennsylvania 15044, Attention: Investor Relations. The final prospectus/proxy statement will be mailed to shareholders of North Pittsburgh Systems, Inc.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Consolidated and the Company, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Consolidated is set forth in the proxy statement for Consolidated’s 2007 annual meeting of shareholders. Information about the directors and executive officers of the Company is set forth in the company’s Annual Report on Form 10-K for the year ended December 31, 2006, as amended. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above with respect to the Rights Agreement Amendment is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 1, 2007, by and among North Pittsburgh Systems, Inc., Consolidated Communications Holdings, Inc. and Fort Pitt Acquisition Sub Inc.*

4.1	Amendment No. 1 to Rights Agreement, dated as of July 1, 2007, between North Pittsburgh Systems, Inc. and Wells Fargo Bank Minnesota, N.A., as Rights Agent.

10.1	Form of Indemnification Agreement.

*Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH PITTSBURGH SYSTEMS, INC.

Date: July 5, 2007	By:	/s/ Matthew D. Poleski
Matthew D. Poleski
Vice President, Treasurer, and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number             Description

2.1	Agreement and Plan of Merger, dated as of July 1, 2007, by and among North Pittsburgh Systems, Inc., Consolidated Communications Holdings, Inc. and Fort Pitt Acquisition Sub Inc.*

4.1	Amendment No. 1 to Rights Agreement, dated as of July 1, 2007, between North Pittsburgh Systems, Inc. and Wells Fargo Bank Minnesota, N.A., as Rights Agent.

10.1	Form of Indemnification Agreement.

*Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.